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                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):         February 5, 2001
                                                     --------------------------


                              Wolverine Tube, Inc.
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             (Exact name of Registrant as specified in its charter)


          Delaware                         1-12164               63-0970812
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(State or other jurisdiction   (Commission File Number)        (IRS Employer
      of incorporation)                                   Identification Number)


 200 Clinton Avenue West, Suite 1000, Huntsville, AL                35801
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      (Address of principal executive offices)                    (Zip code)


Registrant's telephone number, including area code:        (256) 353-1310
                                                     ---------------------------



            1525 Perimeter Parkway, Suite 210, Huntsville, AL 35806
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          (Former name or former address, if changed since last report)




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ITEM 5.     OTHER EVENTS

In connection with comments received from the Securities and Exchange Commission from its review of Wolverine Tube, Inc.'s ("Wolverine" or the "Company") Form 10-K for the year ended December 31, 1999, the following additional information is provided. Such information will also be included in Wolverine's Form 10-K for the year ended December 31, 2000.

FORM 10-K - NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1, Summary of Significant Accounting Policies, is modified as follows:

     START-UP COSTS

     Prior to adoption on January 1, 1999 of Statement of Position 98-5, Reporting on the Costs of Start-Up Activities, as issued by the American Institute of Certified Public Accountants, the Company capitalized pre-operating costs associated with the start-up of new operations to the extent that such costs i) could be separately identified and segregated from ordinary period costs; ii) provide a quantifiable benefit to a future period; and, iii) were directly attributable to the quantifiable benefit within a relatively short period of time after the costs were incurred. Pre-operating costs were comprised of certain expenditures such as payroll, travel and other costs incurred during the pre-operating period. The pre-operating period was defined as the period prior to the commencement of production of products manufactured for sale to customers. These capitalized costs were generally being amortized on a straight-line basis over a five-year period.

     The following table sets forth the activity in capitalized start-up costs for the years ended December 31:

                                                      1998              1997
                                                   -----------------------------
                                                           (In thousands)
     Capitalized start-up costs at the
          beginning of the year                       $2,162            $2,751
     Jackson, Tennessee start-up costs                 4,414                 -
     Shanghai, China start-up costs                    2,114                 -
     Other start-up costs                                  -               169
     Amortization expense                               (725)             (758)
                                                   -----------------------------
     Capitalized start-up costs at the
          end of the year                             $7,965            $2,162
                                                   =============================

FORM 10-K - ITEM 7 - MANAGEMENT'S DISCUSSION AND ANALYSIS

The following is added to Item 7 - Management's Discussion and Analysis of Financial Condition and Results of Operations between "Restructuring and Other Charges" and "Liquidity and Capital Resources":



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     START-UP COSTS

     Effective January 1, 1999, the Company adopted Statement of Position 98-5, Reporting on the Costs of Start-Up Activities ("SOP 98-5"), as issued by the the American Institute of Certified Public Accountants, which requires that certain costs related to start-up activities be expensed as incurred. In accordance with the provisions of SOP 98-5, the Company recognized a charge for the cumulative effect of a change in accounting principle of $8.0 million pre-tax ($5.8 million after tax). The implementation of SOP 98-5 required the Company to write-off the remaining deferred start-up costs relating primarily to the Company's Roxboro, North Carolina; Jackson, Tennessee; and Shanghai, China facilities.

     Prior to January 1, 1999, the Company capitalized pre-operating costs associated with the start-up of new operations to the extent that such costs i) could be separately identified and segregated from ordinary period costs; ii) provide a quantifiable benefit to a future period; and, iii) were directly attributable to the quantifiable benefit within a relatively short period of time after the costs were incurred. Pre-operating costs were comprised of certain expenditures such as payroll, travel and other costs incurred during the pre-operating period. The pre-operating period was defined as the period prior to the commencement of production of products manufactured for sale to customers. These capitalized costs were generally being amortized on a straight-line basis over a five-year period.

     The following table sets forth the activity in capitalized start-up costs for the years ended December 31:

                                                    1998              1997
                                                ------------------------------
                                                         (In thousands)
     Capitalized start-up costs at the
          beginning of the year                     $2,162            $2,751
     Jackson, Tennessee start-up costs               4,414                 -
     Shanghai, China start-up costs                  2,114                 -
     Other start-up costs                                -               169
     Amortization expense                             (725)             (758)
                                                ------------------------------
     Capitalized start-up costs at the
          end of the year                           $7,965            $2,162
                                                ==============================

     The effect on operations of capitalizing start-up costs in 1997 and 1998, rather than expensing the costs as incurred as now required under SOP 98-5, was to increase (decrease) pre-tax income for the years ended December 31, 1999, 1998 and 1997 by ($7,965,000), $5,803,000 and ($589,000),
     respectively. Had the Company expensed start-up costs as incurred, net income for the years ended December 31, 1999, 1998 and 1997 would have been $1,769,000, $20,162,000 and $26,213,000, respectively, as compared to reported net income (loss) for the years ended December 31, 1999, 1998 and 1997 of ($3,985,000), $24,637,000 and $25,838,000, respectively.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


Dated February 5, 2001

                                   WOLVERINE TUBE, INC.


                                   By: /s/ James E. Deason
                                       -----------------------------------------
                                       James E. Deason
                                       Executive Vice President, Chief Financial
                                       Officer, Secretary and Director